EXHIBIT 32.1
CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Natus Medical Incorporated (the “Company”) on Form 10-Q for the quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan A. Kennedy, President and Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan A. Kennedy
Print Name: Jonathan A. Kennedy
Title: President and Chief Executive Officer
Date:	August 8, 2018
In connection with the Quarterly Report of Natus Medical Incorporated (the “Company”) on Form 10-Q for the quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sharon R. Villaverde, Interim Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sharon R. Villaverde
Print Name: Sharon R. Villaverde
Title: Interim Chief Financial Officer
Date:	August 8, 2018